SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2012

MERIDIAN INTERSTATE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33898	20-4652200
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10 Meridian Street, East Boston, Massachusetts	02128
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                     (617) 567-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 24, 2012, the Board of Directors of East Boston Savings Bank (the “Bank”), a wholly owned subsidiary of Meridian Interstate Bancorp, Inc., provided notification that the term of the employment agreement between the Bank and Ms. Deborah J. Jackson, President and Chief Operating Officer of the Bank, dated January 20, 2009, was converted from a two-year agreement, with a daily renewal, to a two-year fixed term ending February 24, 2014, pursuant to the terms of the employment agreement.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN INTERSTATE BANCORP, INC.
DATE: February 27, 2012	By:	/s/ Richard J. Gavegnano
Richard J. Gavegnano
Chairman of the Board and Chief Executive Officer